UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   May 2, 2005

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in its Charter)
Delaware	1-1185	41-0274440

(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)
Number One General Mills Boulevard
Minneapolis, Minnesota		55426
(Mail: P.O. Box 1113)		(Mail: 55440)

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 2, 2005, Steve Demeritt, Vice Chairman of General Mills, Inc. (the “Company”), announced his retirement from the Company effective June 15, 2005. Mr. Demeritt has also resigned from his position on the Company’s Board of Directors effective June 15, 2005.

A copy of a press release dated May 3, 2005, related to Mr. Demeritt’s retirement and the expanded responsibilities of certain officers of the Company, is filed with this Current Report as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release of General Mills, Inc. dated May 3, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 3, 2005

GENERAL MILLS, INC.
By:	/s/ Siri S. Marshall

	Name:	Siri S. Marshall
	Title:	Senior Vice President, General Counsel & Chief Governance and Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of General Mills, Inc. dated May 3, 2005.